LITMAN GREGORY FUNDS TRUST

Supplement dated September 10, 2025 to the

Prospectus, Summary Prospectus, and Statement of Additional Information

of the Litman Gregory Funds Trust dated April 29, 2025, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP High Income Fund (the “Fund”):

Effective September 10, 2025, the name of the Fund will change to the iMGP Low Duration Income Fund. The Fund’s investment objective and its principal investment strategies will remain the same. iM Global Partner Fund Management, LLC will continue to serve as the Fund’s investment advisor.

Please keep this Supplement with your Prospectus, Summary Prospectus, and Statement of Additional Information.